Approach Resources Inc. INVESTOR PRESENTATION SEPTEMBER 2013 Exhibit 99.1

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. Without limiting the generality of the foregoing, forward-looking statements contained in this presentation specifically include the expectations of management regarding plans, strategies, objectives, anticipated financial and operating results of the Company, including as to the Company’s Wolfcamp shale resource play, estimated resource potential and recoverability of the oil and gas, estimated reserves and drilling locations, capital expenditures, typical well results and well profiles, type curve, and production and operating expenses guidance included in the presentation. These statements are based on certain assumptions made by the Company based on management's experience and technical analyses, current conditions, anticipated future developments and other factors believed to be appropriate and believed to be reasonable by management. When used in this presentation, the words “will,” “potential,” “believe,” “intend,” “expect,” “may,” “should,” “anticipate,” “could,” “estimate,” “plan,” “predict,” “project,”
“target,” “profile,” “model” or their negatives, other similar expressions or the statements that include those words, are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. In particular, careful consideration should be given to the cautionary statements and risk factors described in the
Company's most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Any forward-looking statement speaks only as of the date on which such statement is made and the Company undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law.
The Securities and Exchange Commission (“SEC”) permits oil and gas companies, in their filings with the SEC, to disclose only proved, probable and possible reserves that meet the SEC’s definitions for such terms, and price and cost sensitivities for such reserves, and prohibits disclosure of resources that do not constitute such reserves. The Company uses the terms “estimated ultimate recovery” or “EUR,”
reserve or resource “potential,” and other descriptions of volumes of reserves potentially recoverable through additional drilling or recovery techniques that the SEC’s rules may prohibit the Company from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved, probable and possible reserves and accordingly are subject to substantially greater risk of being actually realized by the Company.
EUR estimates, identified drilling locations and resource potential estimates have not been risked by the Company. Actual locations drilled and quantities that may be ultimately recovered from the Company’s interest may differ substantially from the Company’s estimates. There is no commitment by the Company to drill all of the drilling locations that have been attributed these quantities. Factors affecting ultimate recovery include the scope of the Company’s ongoing drilling program, which will be directly affected by the availability of capital, drilling and production costs, availability of drilling and completion services and equipment, drilling results, lease expirations, regulatory approval and actual drilling results, as well as geological and mechanical factors Estimates of unproved reserves, type/decline curves, per well EUR and resource potential may change significantly as development of the Company’s oil and gas assets provides additional data.
Type/decline curves, estimated EURs, resource potential, recovery factors and well costs represent Company estimates based on evaluation of petrophysical analysis, core data and well logs, well performance from limited drilling and recompletion results and seismic data, and have not been reviewed by independent engineers. These are presented as hypothetical recoveries if assumptions and estimates regarding recoverable hydrocarbons, recovery factors and costs prove correct. The Company has very limited production experience with these projects, and accordingly, such estimates may change significantly as results from more wells are evaluated. Estimates of resource potential and EURs do not constitute reserves, but constitute estimates of contingent resources which the SEC has determined are too speculative to include in SEC filings. Unless otherwise noted, IRR estimates are before taxes and assume NYMEX forward-curve oil and gas pricing and Company-generated EUR and decline curve estimates based on Company drilling and completion cost estimates that do not include land, seismic or G&A costs.
Cautionary Statements Regarding Oil & Gas Quantities

WOLFCAMP OIL SHALE RESOURCE PLAY
PANGEA WEST
SCHLEICHER CO.
PROJECT PANGEA
CROCKETT CO.

APPROACH RESOURCES

Company Overview
•
Enterprise value $1.2 BN
•
High quality reserve base
95.5 MMBoe proved reserves
99% Permian Basin
•
Permian core operating area
170,000 gross (152,000 net) acres
1+ BnBoe gross, unrisked resource
potential
2,000+ Identified HZ drilling locations
targeting the Wolfcamp A/B/C
•
2013 capital program of $260 MM
Running 3 HZ rigs in the Wolfcamp shale
play
Targeting 25%+ production growth

AREX OVERVIEW ASSET OVERVIEW
Notes: Proved reserves and acreage as of 12/31/2012 and 6/30/2013, respectively. All Boe and Mcfe calculations are based on a 6 to 1 conversion ratio.
Enterprise value is equal to market capitalization using the closing share price of $24.62 per share on 9/11/2013, plus net debt as of 6/30/2013.

Key Investment Highlights
• Low-Risk, Oil-Rich Asset Base
• Oil and liquids-weighted asset base in Midland Basin
170,000 gross (152,000 net) primarily contiguous acres
Proved reserves are 69% liquids; 2Q13 production is 70% liquids (42% oil)
• High Degree of Operational Control
• Operate 100% reserve base with ~100% working interest
• Track Record of Growth at Competitive Cost
• Reserve and production CAGR since 2004 of 32% and 35% respectively
• Low-cost operator with competitive F&D and low lifting costs
2Q13 lease operating expense of $4.89/Boe vs. $7.14/Boe (1Q13) and $6.03/Boe (2Q12)
• Prudent Financial Management
• Active hedging program
• Substantial liquidity of $370 MM as of 6/30/2013
• Recent agreement to monetize pipeline further strengthens liquidity
• Experienced Management
• Over 150 years of combined industry experience for senior management team
• Strong operational track record in Permian Basin
• Significant technical expertise

Note: Estimated proved reserves and acreage as of 12/31/2012 and 6/30/2013, respectively. See “Strong, Simple Balance Sheet” slide.

Oil Pipeline Monetization
First-mover oil pipeline system in the southern
Midland Basin
Formed Wildcat JV to develop pipeline system in
September 2012
50-miles of high-pressure, steel pipeline with
throughput capacity of 100,000 Bbls/d
Pipeline operational in April 2013
Announced sale of pipeline system on
September 19
th
AREX proceeds of $108 MM from pipeline sale
Total transaction value $210 MM
AREX capital contributions to pipeline system of
$16.3 MM as of June 30, 2013
6.6x ROI
Proceeds further strengthen liquidity position
Maintain competitive oil transportation fee and firm
takeaway
Oil transportation differential outlook $2.50/Bbl –
$4.00/Bbl

TRANSACTION OVERVIEW WILDCAT OIL PIPELINE SYSTEM
Notes: AREX proceeds are before tax; AREX proceeds and transaction value subject to customary post-closing conditions, adjustments and escrows.
Crockett
Midway Truck
Station
Reagan
Irion
Schleicher

120
100
80
60
40
20
0
CAGR: 32%
2004
2005
2006
2007
2008
2009
2010
2011
2012
Natural Gas (MMBoe)
Oil & NGLs (MMbbls)

40
35
30
25
20
15
10
5
0
7x Oil Reserve Growth
2009
2010
2011
2012
Oil (MMBbls)

APPROACH RESOURCES

Strong Track Record of Reserve Growth…

RESERVE GROWTH OIL RESERVE GROWTH
• YE’12 reserves up 24% YoY
• 60.1 MMBoe proved reserves booked to
Wolfcamp/Wolffork oil shale play
• Strong organic reserve growth driven by oil
from HZ Wolfcamp shale
• Oil reserves up 7x since YE’09
• Oil reserves up 106% YoY
PD Oil reserves up 60% YoY
Launched
Wolfcamp Study
Announced
Vertical Wolfcamp
Pilot Results
Began HZ
Wolfcamp Pilot
Program
Strong HZ Wolfcamp Results;
Prepare for Large-Scale
Development

9.0
8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
CAGR: 35%
2004
2005
2006
2007
2008
2009
2010
2011
2012
Natural Gas (MBoe/d)
Oil & NGLs (Mbbls/d)

1200
1000
800
600
400
200
0
4x Oil Production Growth
2009
2010
2011
2012
Oil (MBbls)

APPROACH RESOURCES

…and Production Growth

PRODUCTION GROWTH OIL PRODUCTION GROWTH
• 2012 production increased 24% YoY
• Targeting 25%+ production growth in 2013
• Strong organic production growth driven by
oil from HZ Wolfcamp shale
• Oil production up 4x since 2009
• Oil production up 101% over 2011

31%
39%
30%
95.5
MMBoe
Oil
NGLs
Gas

30%
42%
28%
9.0
MBoe/d
Oil
NGLs
Gas

13%
15%
72%
$42.3
MM
Oil
NGLs
Gas

APPROACH RESOURCES

Oil & Liquids-Weighted Reserves, Production & Revenue 8 YE12 RESERVE MIX BY COMMODITY 2Q13 PRODUCTION MIX BY COMMODITY 2Q13 REVENUE MIX BY COMMODITY

UPTON
REAGAN
IRION
SCHLEICHER
CROCKETT
SUTTON
PXD
DVN
APA
EOG
COP
AREX
SAMSON
EP ENERGY
BHP
FST
HIGHMOUNT
MPO
Pangea West
Pangea
ULS Leased by others
others

APPROACH RESOURCES

AREX Wolfcamp Oil Shale Resource Play

Plan to complete ~40 to 42 HZ wells with 3 rigs
Testing “stacked-wellbore” development and
optimizing well spacing and completion
design
Decrease well costs and increase efficiencies
when field infrastructure projects are
completed
Well costs within 5% of target HZ D&C cost of
$5.5 MM per well
PERMIAN CORE OPERATING AREA
2013 OPERATIONS
Large, primarily contiguous acreage
position with oil-rich, multiple pay zones
Large, primarily contiguous acreage position
Oil-rich, multiple pay zones
170,000 gross (152,000 net) acres
Low acreage cost ~$500 per acre
940+ MMBoe gross, unrisked HZ Wolfcamp
resource potential
2,096 Identified HZ Wolfcamp locations targeting the
Wolfcamp A, B & C

UNIVERSITY 9-15-1
Pangea West 5701
University 40-1302H
University 45 A 1401
Baker A 112
University 56-6 1
devon
Approach
eog resources
Approach
Approach
Approach
~20 miles
~17 miles
~9 miles
~7 miles
~14 miles
Wolfcamp A
Wolfcamp B
Wolfcamp C

APPROACH RESOURCES

Wolfcamp Oil Shale Play 10 WOLFCAMP SHALE – WIDESPREAD, THICK, CONSISTENT & REPEATABLE

## HZ TARGETS & RESOURCE POTENTIAL

| HZ WOLFCAMP TARGET | Wolfcamp A | Wolfcamp B | Wolfcamp C |
|---|---|---|---|
| Identified locations | 703 | 690 | 703 |
| EUR (MBoe) | 450 | 450 | 450 |
| **Gross Resource Potential (MMBoe)** | **316** | **310** | **316** |

**940+ MMBoe Total Gross Resource Potential**

AREX Baker A 112
5500
5600
5700
5800
5900
6000
6100
6200
6300
6400
6500
Wolfcamp Top
Wolfcamp A
Wolfcamp B
Wolfcamp C

APPROACH RESOURCES

Wolfcamp Stacked Pay Zones 11 Notes: Identified locations based on multi-bench development and 120-acre spacing. No locations assigned to south Project Pangea.

AREX HZ Wolfcamp Activity

Notes: Acreage as of 6/30/2013.
Schleicher Crockett
Irion Reagan
Sutton
Legend
Vertical Producer
HZ Producer
HZ – Waiting on Completion
HZ – Drilling
HZ – Permit
54-9 1
54-2 1
54-9 2
54-12 1
54-15 1
54-15 2
54-16 3
55-21 2
54-19 3
54-8 1
54-13 1
56-6 1
56-15 1
PW 6601H
PW 6602H
CT L 1801
54-13 2
54-20 2
54-20 1
55-21 3
56-14 1
PW 6507H
Chandler 4403
Childress 603
Childress G 1008
Lauffer 1306
Davidson 3406
Bailey 315
CT B 1601
CT M 901H
Baker B 203
CT B 1303
45 C 803H ST
42-11 2R
45 E 1101H
Baker C 1201
45 A 701H
45 B 2401H
45 F 2303H
CT B 1308
42-23 9
Baker A 114
West 2308
42-23 11
42-14 10
42 A 2101H
42-15 2
42 B 1001H
45 D 902H
CT A 807
45 A 703H
45 B 2402H
CT J 1001 CT G 1001
CT H 1001
West A 2210
42-11 3
CT J 1003H
42 C 101H
CT H 1002
CT G 701H
45 B 2403H
45 D 917H
CT K 1901 CT K 1902
45 D 904H
45 E 1102H
Baker B 207H
Baker B 206H
CT H 1004H
PW 6533H
PW 6535H
45 F 2304H
45 A 706H
45A 708H
45A 710H
45A 712H
Elliott 2002HB
CT M 902
U 50 A 603HA
CT L 6101H
45 C 839H
45 D 907H
45 D 905H
45 D 919H
45 D 913H
45 D 923H
45 D 927H
45D 931H
45 D 933H
45 D 903H
Baker B 256H
PW 6502H
PW 6504H
Elliott 2001HB
PANGEA WEST
19,000 gross acres
NORTH & CENTRAL
PANGEA
92,000 gross acres
SOUTH PANGEA
59,000 gross acres
• 3-D seismic acquisition & data
processing complete
• 3-D seismic interpretation in progress
• 3-D seismic interpretation complete
• HZ pilot wells WOC (expect to
complete during 3Q13)

#HZ Completions
40
32
24
16
8
0
1Q13
2Q13
3Q13-E
4Q13-E
FY13-E

2Q13 LOE ($/Boe)
$12
$10
$8
$6
$4
$2
$-
$3.31
$4.89
$6.33
$6.37
$6.65
$6.87
$7.25
$10.15
$11.19
Peer 1
AREX
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8

APPROACH RESOURCES

Accelerating Wolfcamp Program with 3 Rigs

Expect to drill ~20 to 24 HZ
wells per rig in 2014
vs. prior estimate of 10 to 12 HZ wells per rig
3 HZ rigs currently running in Project Pangea /
Pangea West
Recently drilled 2 wells in 10 to 11 days
(~7,500’
lateral)
Compressing spud-to-sales times
Focusing activity around field infrastructure
systems
Field infrastructure systems beginning to
contribute to lower LOE/Boe
OPERATIONAL EFFICIENCY 2013 COMPLETION ACTIVITY
COMPETITIVE LOE ($/Boe)
Notes: Oil-weighted peer companies include CXO, EOG, FANG, KOG, LPI, OAS, PXD and ROSE.  Lease operating expenses based  on SEC filings for three months ended June 30, 2013.
5
7
12-14
15-17
40-42
35-40
(Prior
Estimate)

Daily Production (BOE including NGLs)
Legend
B Bench Well Data (27 wells)
A Bench Well Data (3 wells)
450 MBoe Type Curve
Daily Production Data from AREX A Bench Wells
Daily Production Data from AREX B Bench Wells
450 MBoe Type Curve Wolfcamp Oil Shale

APPROACH RESOURCES

HZ Wolfcamp Well Performance

CONTINUED STRONG WELL RESULTS & MORE PRODUCTION HISTORY – TRACKING
ABOVE THE TYPE CURVE
Time (Days)
0
100
200
300
400
500
600
700
800
900
1,000
1,100
1,200
0 90 180
270 360 450 540
630
720

IRR (%)
0
10
20
30
40
50
60
70
80
350
400
450
500
550
Well EUR (MBoe)
$100 / bbl
$90 / bbl
$80 / bbl
$70 / bbl

APPROACH RESOURCES

AREX HZ Wolfcamp Economics

Notes: Identified locations based on multi-bench development and 120-acre spacing for HZ Wolfcamp. No locations assigned to south Project Pangea.
HZ Wolfcamp economics assume NYMEX – Henry Hub strip and NGL price based on 40% of WTI.
Play Type
Horizontal
Wolfcamp
Avg. EUR (gross) 450 MBoe
Targeted Well Cost $5.5 MM
Potential Locations 2,096
Gross Resource
Potential
940+ MMBoe
BTAX IRR SENSITIVITIES
• Horizontal drilling improves recoveries and
returns
• Multiple, stacked horizontal targets
• 7,000’+ lateral length
• ~80% of EUR made up of oil and NGLs

AREX Drilling Locations, Targets & Resource Potential

Notes: Potential locations based on 120-acre spacing for HZ Wolfcamp, 20-acre spacing for Vertical Wolffork, 20 to 40-acre spacing for Vertical Wolffork
Recompletions and 40-acre spacing for Vertical Canyon Wolffork. No Wolfcamp or Wolffork locations assigned to south Project Pangea.
TARGET
DRLLING
DEPTH (FT.)
EUR
(MBoe)
IDENTIFIED
LOCATIONS
GROSS
RESOURCE
POTENTIAL
Horizontal
Wolfcamp
Wolfcamp A
7,000+
(lateral length)
450 703 316,350
Wolfcamp B
7,000+
(lateral length)
450 690 310,500
Wolfcamp C
7,000+
(lateral length)
450 703 316,350
Total HZ 2,096 943,200
Vertical
Wolffork
Recompletions,
Wolffork &
Canyon Wolffork
< 7,500 to
< 8,500
93 to 193 887 124,594
1.1 BnBoe Total Gross Resource Potential
Multiple Decades of HZ Drilling Inventory

Receipt Point
Receipt Point
Receipt Point
Receipt Point
PW Pit
PW 5701
Big Lake Station
BLK 45 N Compressor
BLK 45 N Pit
Midway Truck Station
BLK 45 S Compressor
190 Pit
Baker Pit
BLK 42 Pit
CT Compressor
West 2106
CTM 904
Cinco Terry Pit
Childress Pit
Gas gathering line
DCP Line
Lauffer Compressor
JCT Compressor
Approach Compressor
Childress Pit
Rousselot Pit
BLK 54 Pit
BLK 54 Compressor
DCP Line
DCP Processing Plants

APPROACH RESOURCES

Infrastructure for Large-Scale  Development

• Reducing D&C cost to $5.5 MM and lower
• Reducing LOE
• Minimizing truck traffic and surface disturbance
• Increasing project profit margin
Pangea
West
North & Central Pangea
South
Pangea
Schleicher Crockett
Irion
Reagan
Sutton
50-Mile Oil Pipeline
100,000 Bbls/d
Capacity

Infrastructure & Equipment Projects

• Safely and securely transport water across Project Pangea and Pangea West
• Reduce time and money spent on water hauling and disposal and truck traffic
• Expected savings from water transfer equipment ~$0.1 MM/HZ well
• Expected savings from SWD system ~$0.45 MM/HZ well
• Expected company-wide LOE savings ±$0.4 MM per month
• Replace rental equipment and contractors with Company-owned and operated equipment and personnel; reduce money spent on flowback operations
• Expected savings from flowback equipment ~$0.1 MM/HZ well
• Expected LOE savings from gas lift system $6,300/HZ per month
• Facilitate large-scale field development
• Reduce fresh water use and water costs
• Expected savings from non-potable water source ~$0.45 MM/HZ well
• Efficiently transport crude oil to market and reduce inventory
• Reduce oil transportation differential to an estimated $2.50/Bbl – $4.00/Bbl
Purchasing and installing water
transfer equipment
Drilling and/or converting SWD
wells
Purchasing and installing flowback
equipment
Securing water supply
Testing non-potable water and
recycling flowback water
Installing crude takeaway lines
Purchased oil hauling trucks
BENEFITS
Infrastructure and equipment projects are key to large-scale field development and to reducing D&C costs as well as LOE cost
PROJECTS

Creating Value Through Growth
•
Concentrated geographic footprint in the Midland Basin
•
Strong growth track record at competitive costs
•
Detailed technical evaluation led to discovery of growth potential in the
Wolfcamp oil shale resource play
•
Rigorous pilot program de-risked ~107,000 gross acres
•
2013 Focus
Reducing HZ D&C costs to $5.5 MM and lower
Testing multi-bench “stacked” laterals and closer well spacing
Transition to full-field development

Financial Information NON-GAAP RECONCILIATIONS

2Q13 Operating & Financial Highlights

Increasing
Revenues and
Lower Costs
• Revenues of $42.3 MM (up 41% YoY)
• Total costs and expenses of $38.35/Boe (down 9% QoQ and stable YoY)
• Net income of $7.8 MM or $0.20 per diluted share
• Adjusted net income (non-GAAP) of $5 MM or $0.13 per diluted share
Significant Cash
Flow
• EBITDAX (non-GAAP) of $30.7 MM (up 53% YoY) or $0.79 per diluted share
(up 32% YoY)
• Cash flow from operations of $44.8 MM for the 1H’13
Strong Financial
Position
• Liquidity of $370 MM
• Undrawn borrowing base of $315 MM
• During 2Q13, issued $250 million of 7% senior notes due 2021
HIGHLIGHTS
Notes: See “Adjusted Net Income,” “EBITDAX” and “Strong, Simple Balance Sheet” slides in appendix.
Growing Oil
Production
• Total production increased to 9 Mboe/d (up 16% YoY)
• Oil growing as a percentage of production (up 50% YoY)
• Targeting 28 to 30 HZ well completions during 2H’13

2013 Capital Budget
•
2013 Capital budget $260 MM, approx. 90% for HZ Wolfcamp
•
3 HZ rigs in the Wolfcamp shale
• Targeting Wolfcamp A, B and C
• Testing “stacked-wellbore” development
• Optimizing well spacing and completion design
•
Targeting 25%+ production growth
• 2013 Production guidance 3.6 MMBoe – 3.9 MMBoe
• 2013E Production mix 70% liquids
Key takeaways:
2013 capital program provides flexibility to develop Wolfcamp oil shale and monitor commodity prices and service costs
Increase in oil production drives expected increase in cash flow
Senior notes issuance, undrawn borrowing base and pipeline sale strengthen liquidity

Strong, Simple Balance Sheet

FINANCIAL RESULTS ($MM) As of 6/30/2013
Summary Balance Sheet
Cash $55.3
Credit Facility
–
Senior Notes 250.0
Total Long-Term Debt
$250.0
Shareholders’ Equity
644.3
Total Book Capitalization
$894.3
Liquidity
Borrowing Base $315.0
Cash and Cash Equivalents 55.3
Long-term Debt under Credit Facility
–
Undrawn Letters of Credit
(0.3)
Liquidity
$370.0
Key Metrics
LTM EBITDAX $97.2
Total Reserves (MMBoe) 95.5
Proved Developed Reserves (MMBoe)
32.8
% Proved Developed
34%
% Liquids
69%
Credit Statistics Total Debt Net Debt
Debt / Capital 28% 22%
Debt / 2Q13 Annualized EBITDAX 2.0x 1.6x
Debt / Proved Reserves ($/Boe)
$2.62 $2.04
Notes: Pipeline monetization proceeds are before taxes and subject to customary post-closing conditions, adjustments and escrows.
Estimated proved reserves as of 12/31/2012. EBITDAX is a non-GAAP financial measure. See “EBITDAX” slide and website for reconciliation. Net debt is debt balance less available cash and letters of credit.
Strong Balance Sheet and Liquidity to Develop HZ Wolfcamp Shale
• Pipeline monetization proceeds of $108 MM further strengthen liquidity

Current Hedge Position

Commodity and Time Period Type Volume Price
Crude Oil
2013 Collar 650 Bbls/d $90.00/Bbl - $105.80/Bbl
2013 Collar 450 Bbls/d $90.00/Bbl - $101.45/Bbl
Feb – Dec 2013 Collar 1,200 Bbls/d $90.35/Bbl - $100.35/Bbl
2014 Collar 550 Bbls/d $90.00/Bbl - $105.50/Bbl
2014 Collar 950 Bbls/d $85.05/Bbl - $95.05/Bbl
2015 Collar 2,600 Bbls/d $84.00/Bbl - $91.00/Bbl
Crude Oil Basis Differential (Midland/Cushing)
Mar – Dec 2013 Swap 2,300 Bbls/d $1.10/Bbl
2014 Swap 1,500 Bbls/d $0.55/Bbl
Natural Gas Liquids
Propane Sept – Dec  2013 Swap 550 Bbls/d $42.00/Bbl
Propane 2014 Swap 500 Bbls/d $41.16/Bbl
Natural Gasoline Sept – Dec 2013 Swap 200 Bbls/d $90.72/Bbl
Natural Gasoline 2014 Swap 175 Bbls/d $83.37/Bbl
Natural Gas
2013 Swap 200,000 MMBtu/month $3.54/MMBtu
2013 Swap 190,000 MMBtu/month $3.80/MMBtu
May – Dec 2013 Collar 100,000 MMBtu/month $4.00/MMBtu - $4.36/MMBtu
2014 Swap 360,000 MMBtu/month $4.18/MMBtu

2013 Operating and Financial Guidance

Full-Year 2013
Guidance
Production
Total (MBoe) 3,600 – 3,900
Percent Oil & NGLs 70%
Operating costs and expenses ($/per Boe)
Lease operating $ 7.00 – 8.00
Production and ad valorem taxes $ 3.00 – 4.50
Exploration $ 2.00 – 3.00
General and administrative $ 7.00 – 8.50
Depletion, depreciation and amortization $ 20.00 – 24.00
Capital expenditures ($MM) Approximately $260
• 3Q13 Production guidance 8.7 MBoe/d – 9 MBoe/d
• 3Q13 Exploration expense guidance $6.00/Boe – $7.00/Boe
Our 2013 capital budget excludes acquisitions, lease extensions and equity contributions to our pipeline joint venture, and is subject to change depending upon a number of factors, including additional data on our Wolfcamp shale oil resource play, results of horizontal and vertical drilling, completions and recompletions, including pad drilling, economic and industry conditions at the time of drilling, prevailing and anticipated prices for oil, NGLs and gas, the availability of sufficient capital resources for drilling prospects, our financial results and the availability of lease extensions and renewals on reasonable terms.

Adjusted Net Income (unaudited)

The amounts included in the calculation of adjusted net income and adjusted net income per diluted share below were computed in accordance with GAAP.
We believe adjusted net income and adjusted net income per diluted share are useful to investors because they provide readers with a more meaningful measure of our profitability before recording certain items whose timing or amount cannot be reasonably determined. However, these measures are provided in addition to, and not as an alternative for, and should be read in conjunction with, the information contained in our financial statements prepared in accordance with GAAP
(including the notes), included in our SEC filings and posted on our website.
The following table provides a reconciliation of adjusted net income to net (loss) income for the three months ended June 30, 2013 and 2012, respectively.
(in thousands, except per-share amounts)
Three Months Ended
June 30,
2013 2012
Net income $ 7,787 $ 7,862
Adjustments for certain items:
Unrealized gain on commodity derivatives (4,290) (9,439)
Related income tax effect 1,459 3,209
Adjusted net income $ 4,956 $ 1,632
Adjusted net income per diluted share $ 0.13 $ 0.05

EBITDAX (unaudited)

We define EBITDAX as net income, plus (1) exploration expense, (2) depletion, depreciation and amortization expense, (3) share-based compensation expense, (4) unrealized gain on commodity derivatives, (5) interest expense and (6) income taxes. EBITDAX is not a measure of net income or cash flow as determined by GAAP. The amounts included in the calculation of EBITDAX were computed in accordance with GAAP. EBITDAX is presented herein and reconciled to the GAAP measure of net income because of its wide acceptance by the investment community as a financial indicator of a company's ability to internally fund development and exploration activities. This measure is provided in addition to, and not as an alternative for, and should be read in conjunction with, the information contained in our financial statements prepared in accordance with GAAP (including the notes), included in our SEC filings and posted on our website.
The following table provides a reconciliation of EBITDAX to net income for the three months ended June 30, 2013 and 2012, respectively.
(in thousands, except per-share amounts)
Three Months Ended
June 30,
2013
2012
Net income $ 7,787 $ 7,862
Exploration 557 (38)
Depletion, depreciation and amortization 18,482 14,596
Share-based compensation 1,533 1,311
Unrealized gain on commodity derivatives (4,290) (9,439)
Interest expense, net 2,451 1,380
Income tax provision 4,217 4,390
EBITDAX $ 30,737 $ 20,062
EBITDAX per diluted share $ 0.79 $ 0.60

Contact Information MEGAN P. HAYS Manager, Investor Relations & Corporate Communications 817.989.9000 x2108 mhays@approachresources.com www.approachresources.com